SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 3007

                                MYCOM GROUP, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-29836               33-0677545
 --------------------------         ---------------     -----------------------
(State or other jurisdiction        Commission File     (IRS Employer ID Number)
    of incorporation)                    Number)


            2560 W. Main Street, Suite 200, Littleton, Colorado 80120
            ---------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code          (303) 794-9450
                                                            --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant

     On April 2, 2007, the Company entered into a Revolving Credit Agreement with Mathis Family Partners, Ltd.("Mathis"), a limited partnership whose general manager is Earnest Mathis who is also the Company's Chief Executive Officer and director, Lazzeri Family Trust ("Lazzeri"), La Mirage Trust ("Mirage") and Bleu Ridge Consultants, Inc. Profit Sharing Plan ("Bleu Ridge"), to borrow up to $250,000, evidenced by an unsecured Revolving Loan Note dated April 2, 2007. All amounts borrowed pursuant to the Revolving Credit Agreement accrue interest at 7% per annum and all principal and accrued but unpaid interest is payable in full on demand of the Lender. The Revolving Credit Agreement does not obligate the Lender to make any loans but any loans made by the Lender to the Company, up to an outstanding principal balance of $250,000, will be subject to the terms of the Revolving Credit Agreement and the Revolving Loan Note. As part consideration for the foregoing credit facility, Mathis, Lazzeri, Mirage and Bleu Ridge each received 1,125,000 shares of the Company's common stock.


Item 3.02   Unregistered Sales of Equity Securities

     In connection with and as a loan fee for a credit facility provided to the Company, the Mathis Family Partners, Ltd., the Lazzeri Family Trust, La Mirage Trust and Bleu Ridge Consultants, Inc. each received 1,125,000 shares of the Company's common stock.




Item 9.01         Financial Statements and Exhibits

(a)      Financial Statements:  Not Applicable
(b)      Pro Forma Financial Information:  Not Applicable

                  Exhibit 99.1      Revolving Credit Agreement
                  Exhibit 99.2      Revolving Loan Note

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Mycom Group Inc.



Date:  April 5, 2007                 /as/ Earnest Mathis
                                     ---------------------------------------
                                     Earnest Mathis, Chief Executive Officer

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